EXHIBIT 16

Below is the schedule of computation for each performance quotation. The formula is a follows:

     P (1 + T) the nth power = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods




SMALL CAP SERIES.
For the year ended December 31, 1995:

T = (1,147.00 / 1,000.00)(to the power 1/1)  - 1
T = 14.70%
Therefore,
1,000.00 (1 + 14.70%)(to the power 1) = 1,147.00



For the year ended December 31, 1994:                  For the year ended December 31, 1993:

T = (1,080.06 / 1,000.00)(to the power 1/1)  - 1       T = (1,146.36 / 1,000.00)(to the power 1/1) - 1
T = 8.01%                                              T = 14.64%
Therefore,                                             Therefore,
1,000.00 (1 + 8.01%)(to the power of 1) = 1,080.06     1,000.00 (1 + 14.64%)(to the power 1) = 1,146.36

For the period April 30, 1992 - December 31, 1992:     For the year ended December 31, 1988:

T = (1,161.99 / 1,000.00)(to the power 1/.67397  - 1)  T = (1,003.36 / 1,000.00)(to the power 1/1) - 1
T = 25.0%                                              T = 0.33%
Therefore,                                             Therefore,
1,000.00 (1 + 25.0%)(to the power .67397) = 1,161.99   1,000.00 (1 + 0.33%)(to the power 1) = 1,003.36

For the year ended December 31, 1987:                  For the period January 6, 1986 - December 31, 1986:

T = (1,108.91 / 1,000.00)(to the power 1/1)  - 1       T = (808.00 / 1,000.00)(to the power 1/.98630) - 1
T = 10.89%                                             T = (19.44)%
Therefore,                                             Therefore,
1,000.00 (1 + 10.89%)(to the power 1) = 1,108.91       1,000.00 (1 - 19.44%)(to the power .98630) = 808.00


TECHNOLOGY SERIES.



For the period August 29, 1994 - December 31, 1994:   For the period ended December 31, 1995

T = (1,135.00 / 1,000.00)(to the power 1/.34247) - 1  T = (1,402.50 / 1,000.00)(to the power 1/1)  - 1
T = 44.7%                                             T = 40.25%
Therefore,                                            Therefore,
1,000.00 (1 + 44.7%)(to the power .34247) = 1,135.00  1,000.00 (1 + 40.25%)(to the power 1)  - 1 = 1,402.50

For the year ended December 31, 1991:                 For the year ended December 31, 1990:

T = (1,361.00 / 1,000.00)(to the power 1/1) - 1       T = (911.32 / 1,000.00)(to the power 1/1) - 1
T = 36.1%                                             T = (8.9)%
Therefore,                                            Therefore,
1,000.00 (1 + 36.1%)(to the power 1) = 1,361.00       1,000.00 (1 - 8.9%)(to the power 1) = 911.32

For the year ended December 31, 1989:                 For the period
                                                      November 4, 1998 - December 31, 1988:

T = (991.00 / 1,000.00)(to the power 1/1) - 1         T = (1,028.51 / 1,000.00)(to the power 1/.158904) - 1
T = (.9)%                                             T = 19.4%
Therefore,                                            Therefore,
1,000.00 (1 - .9%)(to the power 1) = 991.00           1,000.00 (1 + 19.4%)(to the power .158904) = 1,028.51


INTERNATIONAL SERIES.

For the year ended December 31, 1995:

T = (1,041.40 / 1,000)(to the power 1/1) - 1
T = 4.14%
Therefore,
1,000.00(1 + 4.14%)(to the power 1) = 1,041.40





For the year ended December 31, 1994:                 For the year ended December 31, 1993:

T = (855.23 / 1,000)(to the power 1/1) - 1            T = (1,260.19 / 1,000.00)(to the power 1/1) - 1
T = (14.48)%                                          T = 26.0%
Therefore,                                            Therefore,
1,000.00 (1 - 14.48%)(to the power 1) = 855.23        1,000.00 (1 + 26.0%)(to the power 1) = 1,260.19

For the period August 27, 1992 - December 31, 1992:

T = (1,060.12 / 1,000.00)(to the power 1/.345205) - 1
T = 18.4%
Therefore,
1,000.00 (1 + 18.4%)(to the power .345205) = 1,060.12


LIFE SCIENCES SERIES.



For the period January 1, 1995 - September 21, 1995:        For the year ended December 31, 1994:

T = (1,060.12 / 1,000.00)(to the power 1/.7232877) - 1      T = (1,102.97 / 1,000.00)(to the power 1/1) -1
T = 60.91%                                                  T = 10.30%
Therefore,                                                  Therefore,
1,000.00 (1 + 60.91%)(to the power .7232877) = 1,410.70     1,000.00 (1 + 10.30%)(to the power 1) = 1,120.97

For the year ended December 31, 1993:                       For the period October 7, 1992 - December 31, 1992:

T = (1,031.56 / 1,000.00)(to the power 1/1) - 1             T = (1,019.47 / 1,000.00)(to the power 1/.2328767) - 1
T = 3.16%                                                   T = 8.6%
Therefore,                                                  Therefore,
1,000.00 (1 + 3.16%)(to the power 1) = 1,031.56             1,000.00 (1 + 8.6%)(to the power .2328767) = 1,019.47


BLENDED ASSET SERIES I.

For the year ended December 31, 1995:

T = (1,210.80 / 1,000.00)(to the power 1/1) - 1
T = 21.08%
Therefore,
1,000.00 (1 + 21.08%)(to the power 1) = 1,210.80




For the year ended December 31, 1994:                  For the period September 15, 1993 - December 31, 1993:

T = (992.04 / 1,000.00)(to the power 1/1) - 1          T = (1,009.30 / 1,000.00)(to the power 1/.29589) - 1
T = (0.80)%                                            T = 3.18%
Therefore,                                             Therefore,
1,000.00 (1 - 0.80%)(to the power 1) = 992.04          1,000.00 (1 + 3.18%)(to the power .29589) = 1,009.30


BLENDED ASSET SERIES II.
For the year ended December 31, 1995:

T = (1,326.40 / 1,000.00)(to the power 1/1) - 1
T = 32.64%
Therefore,
1,000.00 (1 + 32.64%)(to the power 1/1) = 1,326.40



For the year ended December 31, 1994:                  For the period October 12, 1993 - December 31, 1993:

T = (1,035.22 / 1,000.00)(to the power 1/1) - 1        T = (998.17 / 1,000.00)(to the power 1/.221917) - 1
T = 3.52%                                              T = (.82)%
Therefore,                                             Therefore,
1,000.00 (1 + 3.52%)(to the power 1) = 1,035.22        1,000.00 (1 - .82%)(to the power .221917) = 998.17


FLEXIBLE YIELD SERIES I.



For the period February 15, 1994 - December 31, 1994:   For the period ended December 31, 1995:

T = (992.42 / 1,000.00)(to the power 1/.87671) - 1      T= (1,107.90 / 1,000.00)(to the power 1/1) - 1
T = (0.86)%                                             T = 10.79%
Therefore,                                              Therefore,
1,000.00 (1 - 0.86%)(to the power .87671) = 992.42      1,000.00 (1 + 10.79%)(to the power 1) = 1,107.90


FLEXIBLE YIELD SERIES II.



For the period February 15, 1994 - December 31, 1994:   For the period ended December 31, 1995:

T = (953.10 / 1,000.00)(to the power 1/.87671) - 1      T = (1,173.30 / 1,000.00)(to the power 1/1) - 1
T = (5.33)%                                             T = 17.33%
Therefore,                                              Therefore,
1,000.00 (1 - 5.33%)(to the power .87671) = 953.10      1,000.00 (1 + 17.33%)(to the power 1) = 1,173.30


FLEXIBLE YIELD SERIES III.
For the year ended December 31, 1995:

T = (1,220.90 / 1,000.00)(to the power 1/1) - 1
T = 22.09%
Therefore,
1,000.00 (1 + 22.09%)(to the power 1) = 1,220.90



For the year ended December 31, 1994:                  For the period December 20, 1993 - December 31, 1993:

T = (941.72 / 1,000.00)(to the power 1/1) - 1          T = (996.01 / 1,000.00)(to the power 1/.030137) - 1
T = (5.83)%                                            T = (12.41)%
Therefore,                                             Therefore,
1,000.00 (1 - 5.83%)(to the power 1) = 941.72          1,000.00 (1 - 12.41%)(to the power .030137) = 996.01


NEW YORK TAX EXEMPT SERIES.



For the period January 17, 1994 - December 31, 1994:  For the period ended December 31, 1995:

T = (931.84 / 1,000.00)(to the power 1/.95616) - 1    T = (1,167.81 / 1,000.00)(to the power 1/1) - 1
T = (7.12)%                                           T = 16.78%
Therefore,                                            Therefore,
1,000.00 (1 - 7.12%)(to the power .95616) = 931.84    1,000.00 (1 + 16.78%)(to the power 1) = 1,167.81


OHIO TAX EXEMPT SERIES.



For the period February 14, 1994 - December 31, 1994:   For the period ended December 31, 1995

T = (937.72 / 1,000.00)(to the power 1/.87945) - 1      T = (1,171.40 / 1,000.00)(to the power 1/1) - 1
T = (7.05)%                                             T = 17.14%
Therefore,                                              Therefore,
1,000.00 (1 - 7.05%)(to the power .87945) = 937.72      1,000.00 (1 + 17.14%)(to the power 1) = 1,171.40


DIVERSIFIED TAX EXEMPT SERIES.



For the period February 14, 1994 - December 31, 1994:   For the period ended December 31, 1995:

T = (946.14 / 1,000.00)(to the power 1/.87945) - 1      T = (1,162.90 / 1,000.00)(to the power 1/1) - 1
T = (6.10)%                                             T = 16.29%
Therefore,                                              Therefore,
1,000.00 (1 - 6.10%)(to the power .87945) = 946.14      1,000.00 (1 + 16.29%)(to the power 1) = 1,162.90